EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Mobile Homes, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eugene W. Landy, Chairman and Chief Executive Officer and Anna T. Chew, Chief Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene W. Landy

______________________________

Chairman and Chief Executive Officer
March 30, 2005

/s/ Anna T. Chew

______________________________

Chief Financial Officer
March 30, 2005